SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

Greater Bay Bancorp

(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-25034

2860 West Bayshore Road

Palo Alto, California 94303

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 12. Results of Operations and Financial Condition

On July 21, 2004, Greater Bay Bancorp issued a press release announcing its financial results for the second quarter of 2004 and the period then ended, a copy of which is furnished herewith as Exhibit 99.1.

Exhibit No.
99.1	Text of press release dated July 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp
(Registrant)

Dated: July 21, 2004	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President and General Counsel

Exhibit Index

99.1	Text of press release dated July 21, 2004